                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 99.6


         NUMBER                                          HOLLY CORPORATION                                         SHARES
 [DX           ]                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                        [      ]
                                                            COMMON STOCK

                                                                                                                  SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS

                                                                                                                  CUSIP 435758 30

THIS CERTIFIES that





is the owner of


                             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE $.01 EACH, OF
                                                         HOLLY CORPORATION
                                                       CERTIFICATE OF STOCK
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the
Restated Certificate of Incorporation of the Corporation and amendments thereto (copies of which are on file at the office of the
Transfer Agent), to all of which the holder of this Certificate assents by acceptance hereof. This Certificate is not valid unless countersigned and registered by the Registrar and Transfer Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated

/s/ Lamar Norsworthy

CHAIRMAN OF THE BOARD AND                                  HOLLY CORPORATION
  CHIEF EXECUTIVE OFFICER                                    CORPORATE SEAL
                                                                 1947
/s/ W. John Glancy                                              DELAWARE

SENIOR VICE PRESIDENT, GENERAL
         COUNSEL AND SECRETARY

                               HOLLY CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the designations, powers, preferences and relative, participating, optional or other rights of each class of stock which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences or rights. Such request may be made to the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common               UNIF GIFT MIN ACT--        Custodian
     TEN ENT -- as tenants by the entireties                          --------         --------
     JT  TEN -- as joint tenants with right of                         (Cust)           (Minor)
                survivorship and not as tenants                      under Uniform Gifts to Minors
                in common                                               Act
                                                                           -----------
                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------------



                                       X
                                        ---------------------------------------
NOTICE:                                              (SIGNATURE)
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRES-
POND WITH THE NAME(S) AS
WRITTEN UPON THE PAGE OF               X
THE CERTIFICATE IN EVERY                ---------------------------------------
PARTICULAR WITHOUT ALTER-                            (SIGNATURE)
ATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.



THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.


SIGNATURE(S) GUARANTEED BY: